Fasciano Fund, Inc.

Supplement dated February 27, 1998 to
Prospectus dated October 28, 1997
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[Insert the following on the cover page under Plans Available]:

Roth IRA
Education IRA

[Insert the following under Purchasing Shares, beginning on page 4]:

Purchasing shares by telephone. To purchase shares by telephone, call Firstar at (800) 982-3533. You may not make an initial purchase by telephone, but you may make subsequent investments to an existing account. The minimum telephone purchase amount is $1,000. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Your telephone purchase order must be received by Firstar before the close of regular session trading on the New York Stock Exchange (generally
3:00 p.m., Central time) to receive the net asset value calculated for that day. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and Firstar employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstars records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

[Insert the following under Redeeming Shares, beginning on page 6]:

Redeeming shares by telephone. To request a redemption by telephone, call Firstar at (800) 982-3533. Your shares will be redeemed at the net asset value next calculated after receipt of your redemption request. You may have the proceeds wired to your bank account or mailed to your address of record. Only one owner of a joint account is required to place a telephone redemption request. To reduce the risk of fraudulent telephone instructions, the proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account designated by you, in writing, on the purchase application or in a letter with the signature(s) guaranteed. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and the transfer agent employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstars records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. You may not redeem shares held in an IRA account by telephone. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should request your redemption in writing. Telephone redemptions will not be allowed within 15 days of notification of a shareholder address change. In this case a signature guaranteed letter will be required. If you redeem shares by telephone and request a wire payment, your redemption proceeds will normally be paid in federal funds on the next business day provided that your redemption order is received by Firstar before 3 p.m. Central time. Firstar will charge a $12 wire fee for each such payment.